                                                                    Exhibit 99.3


                           $239,940,000 (APPROXIMATE)
                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
           SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 1996-1

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                     SELLERS

BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                    SERVICER

         $49,272,000        (Approximate)          [ ]%            A-1
         $50,310,000        (Approximate)          [ ]%            A-2
         $21,817,000        (Approximate)          [ ]%            A-3
         $25,120,000        (Approximate)          [ ]%            A-4
         $29,396,000        (Approximate)          [ ]%            A-5
         $27,351,000        (Approximate)          [ ]%            A-6
         $21,134,000        (Approximate)          [ ]%            A-7
         $15,540,000        (Approximate)          [ ]%            B-1

The attached information (the "Computational Materials") is privileged and confidential and is being provided by Greenwich Capital Markets, Inc. for use by the addressee only. These Computational Materials have been prepared in connection with the issuance of the securities described therein which represent undivided beneficial interests in a certain pool of manufactured housing contracts (the "Pool"). These Computational Materials are based in part on information provided by BankAmerica Housing Services, a division of Bank of America, FSB, with respect to the expected characteristics of the Pool. These materials may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. NO ASSURANCE CAN BE GIVEN AND NO REPRESENTATION IS MADE AS TO THE ACCURACY, APPROPRIATENESS OR COMPLETENESS OF THESE MATERIALS IN ANY PARTICULAR CONTEXT, NOR AS TO WHETHER THE COMPUTATIONAL MATERIALS AND/OR THE ASSUMPTIONS UPON WHICH THEY ARE BASED REFLECT PRESENT MARKET CONDITIONS OR FUTURE MARKET PERFORMANCE. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives or principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. These materials do not constitute an offer to sell or the solicitation of an offer to buy any security or instrument or to participate in any particular trading strategy, nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. In the event of any such offering, these Computational Materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, in their entirety, by the final prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

FOR THE PURPOSES OF THE COMPUTATIONAL MATERIALS, THE CUT-OFF DATE IS ASSUMED AND DEEMED TO BE MAY 1, 1996, AND ALL INFORMATION CONTAINED HEREIN IS BASED ON SUCH ASSUMPTION. HOWEVER, THE CERTIFICATES ARE EXPECTED TO BE ISSUED IN JUNE 1996. THE ACTUAL CUT-OFF DATE FOR THE CREATION OF THE CONTRACT POOL WILL BE JUNE 1, 1996, AND THE CONTRACT POOL CONVEYED TO THE TRUST FUND WILL REFLECT THE CONTRACT POOL ACTIVITY IN MAY 1996. THE FINAL PROSPECTUS SUPPLEMENT WILL CONTAIN INFORMATION REGRADING THE CONTRACT POOL AS OF JUNE 1, 1996.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                           $239,940,000 (APPROXIMATE)
                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
           SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 1996-1



             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                     SELLERS


BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                    SERVICER


                             TRANSACTION HIGHLIGHTS

- -----------------------------------------------------------------------------------------------------------------------------
                                                                                     Scheduled Payment       Expected Final
                                             Average Life       Modified Duration      Window assuming      Maturity assuming
                                             assuming 10%         assuming 10%               10%            10% Termination
              Class       Ratings        Termination Auction   Termination Auction   Termination Auction         Auction
  Class        Size    (Moody's/Fitch)       (170% MHP)            (170% MHP)           (170% MHP)            (170% MHP)
- -----------------------------------------------------------------------------------------------------------------------------
   A-1     $49,272,000    Aaa/AAA               1.00              0.93          6/96-5/98 - 24 mos.          5/98
   A-2     $50,310,000    Aaa/AAA               3.00              2.62          5/98-8/00 - 28 mos.          8/00
   A-3     $21,817,000    Aaa/AAA               5.00              4.07          8/00-4/02 - 21 mos.          4/02
   A-4     $25,120,000    Aaa/AAA               7.00              5.28          4/02-9/04 - 30 mos.          9/04
   A-5     $29,396,000    Aaa/AAA              10.26              6.86          9/04-1/09 - 53 mos.          1/09
   A-6     $27,351,000    Aaa/AAA              14.63              8.25          1/09-8/11 - 32 mos.          8/11
   A-7     $21,134,000    Aa3/AA-               9.37              6.11          6/00-8/11 - 35 mos.          8/11
   B-1     $15,540,000   Baa2/BBB               6.89              5.03          6/00-3/07 - 82 mos.          3/07
- ------------------------------------------------------------------------------------------------------------------------
Sellers                    Bank of America National Trust and Savings Association
                           BankAmerica Housing Services, an unincorporated division of Bank of America, FSB

Servicer                   BankAmerica Housing Services, an unincorporated division of Bank of America, FSB

Trustee                    The First National Bank of Chicago

Pricing Prepayment Speed   170% MHP (equates to 10.2% CPR after 24-month ramp-up period).

Pricing                    Priced to 10% Termination Auction date.

Distribution Dates         The 10th of each month, or if such day is not a business day, the next succeeding business day.

Day Counts Basis           30/360 interest accrual.

Legal Final Maturity       October 2026

Termination Auction        Fourth Distribution Date after Distribution Date when outstanding pool balance is less than 10%
                           of the original pool balance.

Credit Enhancement         Aaa/AAA Classes: Class A-1/A-2/A-3/A-4/A-5/A-6: 18.25% subordination.
                           Aa3/AA- Class A-7: 9.75% subordination
                           Baa2/BBB Class B-1: 3.5% subordination

                           All classes of certificates will have the benefit of a reserve account which shall have an initial balance of zero on the closing date. The reserve account will be funded with excess interest, if any, up to $1,243,218 or 0.50% of the original pool balance beginning on the earlier of the distribution date in June 2006 (approximately 10 years from the closing date) or when the outstanding pool balance represents 2.5% or less of the original pool balance. The balance in the reserve account will never exceed the outstanding B-2 balance once the publicly offered certificates are paid in full.

Trust Tax Status           REMIC.


- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Greenwich Capital markets, Inc. and/or its affiliates may have positions in , and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request by calling the Greenwich Capital
Markets, Inc. Trading Desk at (203) 625-6160.

 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST 1996-1 POOL ASSETS DESCRIPTION

Pool Assets                    Conventional fixed rate actuarial manufactured housing installment sales contracts and installment loan agreements secured by manufactured homes (the "Contracts").

Aggregate Cut-off Date         $248,643,516
Pool Principal Balance

Number of Contracts            9,168

Cut-off Date                   FOR PURPOSES OF THE COMPUTATIONAL MATERIALS, THE CUT-OFF DATE IS ASSUMED AND DEEMED TO BE
                               MAY 1, 1996, AND ALL INFORMATION CONTAINED HEREIN IS BASED ON SUCH ASSUMPTION. HOWEVER, THE
                               CERTIFICATES ARE EXPECTED TO BE ISSUED IN JUNE 1996. THE ACTUAL CUT-OFF DATE FOR THE CREATION
                               OF THE CONTRACT POOL WILL BE JUNE 1, 1996 AND THE CONTRACT POOL CONVEYED TO THE TRUST FUND
                               WILL REFLECT THE CONTRACT POOL ACTIVITY IN MAY 1996. THE FINAL PROSPECTUS SUPPLEMENT WILL
                               CONTAIN INFORMATION REGARDING THE CONTRACT POOL AS OF JUNE 1, 1996.

Average Outstanding Balance    $27,121 (Range: $859 to $73,593)
(As of Cut-Off Date)

Weighted Average LTV Ratio     90.24% as of Cut-Off Date (Range at origination: 21% to 95%)

New/Used Breakdown             84%/16%
(As of Cut-Off Date)

Weighted Average Coupon        10.63% (Range: 10% to 12.50%)
(As of Cut-Off Date)

Weighted Average Original
   Maturity                    260 months (Range: 18 months to 360 months)
(As of Cut-Off Date)

Weighted Average Remaining
   Maturity                    256 months (Range: 5 months to 360 months)
(As of Cut-Off Date)

Weighted Average Seasoning     4 months
(As of Cut-Off Date)

Geographic Distribution        NC(6.95%), GA(6.74%), SC (5.58%), SC (5.58%), TX(5.40%), FL(5.22%), AZ(5.16%)
(By outstanding principal      with each of the remaining states under 5.0% (No CA or AL loans)
  balance as of Cut-off Date)

Origination Dates              Each contract was originated between November 1, 1995 and March 31, 1996
(As of Cut-Off Date)


- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Greenwich Capital markets, Inc. and/or its affiliates may have positions in , and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request by calling the Greenwich Capital
Markets, Inc. Trading Desk at (203) 625-6160.

       GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES AS OF ORIGINATION

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                       NUMBER OF       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                       CONTRACTS       BALANCE OUTSTANDING    AS OF CUT-OFF DATE
STATE                                             AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
Arizona.........................................             423        $    12,831,619.84              5.16%
Arkansas........................................             294              7,787,297.27              3.13
Colorado........................................             147              4,165,263.64              1.68
Delaware........................................              35                911,499.51              0.37
District of Columbia............................               1                 33,130.78              0.01
Florida.........................................             480             12,987,071.96              5.22
Georgia.........................................             555             16,768,432.05              6.74
Idaho...........................................              50              1,470,023.30              0.59
Illinois........................................              95              2,358,956.76              0.95
Indiana.........................................             278              7,574,949.58              3.05
Iowa............................................              92              2,203,507.17              0.89
Kansas..........................................              72              1,881,117.98              0.76
Kentucky........................................             455             11,546,529.01              4.64
Louisiana.......................................             396             11,412,244.43              4.59
Maine...........................................              52              1,532,346.87              0.62
Maryland........................................              56              1,683,466.53              0.68
Michigan........................................             337              9,611,139.09              3.87
Minnesota.......................................              85              2,080,403.63              0.84
Mississippi.....................................             214              5,531,084.70              2.22
Missouri........................................             403             10,422,144.80              4.19
Montana.........................................              65              1,898,061.06              0.76
Nebraska........................................              65              1,634,342.45              0.66
Nevada..........................................              72              2,084,481.77              0.84
New Hampshire...................................               7                217,085.78              0.09
New Jersey......................................               6                209,741.61              0.08
New Mexico......................................             196              5,779,332.33              2.32
New York........................................             235              6,064,574.09              2.44
North Carolina..................................             706             17,285,452.98              6.95
North Dakota....................................              23                574,848.09              0.23
Ohio............................................             353              8,748,156.08              3.52
Oklahoma........................................             134              3,629,478.77              1.46
Oregon..........................................             199              6,643,537.93              2.67
Pennsylvania....................................             342              9,000,759.87              3.62
Rhode Island....................................               1                 28,036.73              0.01
South Carolina..................................             460             13,877,437.57              5.58
South Dakota....................................              34              1,002,241.20              0.40
Tennessee.......................................             469             12,207,237.34              4.91
Texas...........................................             544             13,418,777.48              5.40
Utah............................................              46              1,801,201.63              0.72
Vermont.........................................              17                516,566.43              0.21
Virginia........................................             173              4,212,838.18              1.69
Washington......................................             102              3,479,996.49              1.40
West Virginia...................................             273              6,514,358.29              2.62
Wisconsin.......................................              74              1,775,676.30              0.71
Wyoming.........................................              52              1,247,067.10              0.50
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.

- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Greenwich Capital Markets, Inc. and/or its affiliates may have positions in , and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request by calling the Greenwich Capital
Markets, Inc. Trading Desk at (203) 625-6160.

                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
LOAN-TO-VALUE RATIO (1)                           AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (2)
- ------------------------------------------------  -------------------  --------------------  ---------------------
Less than or equal to 50%.......................              69        $       842,670.36              0.34%
51-60%..........................................              81              1,291,702.74              0.52
61-70%..........................................             170              3,131,893.28              1.26
71-80%..........................................             645             12,742,692.40              5.12
81-85%..........................................             800             18,166,971.19              7.31
86-90%..........................................           3,770             93,702,780.32             37.69
91-95%..........................................           3,633            118,764,806.16             47.77
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- --------------------------
(1) Rounded to the nearest 1%. The definition of "Value" is set forth under "The Contract Pool" above. Manufactured Homes, unlike site-built homes, generally depreciate in value, and it should generally be expected, especially with Contracts with high loan-to-value ratios at origination, that at any time after the origination of a Contract, the market value of the Manufactured Home securing such Contract may be lower than the outstanding principal balance of such Contract.

(2) Entries may not add to 100.00% due to rounding.

                         DISTRIBUTION OF CONTRACT RATES

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
CONTRACT RATE                                     AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
10.00...........................................             768        $    24,901,051.33             10.01%
10.25...........................................           2,051             68,605,524.84             27.59
10.50...........................................           1,726             51,378,253.44             20.66
10.75...........................................           1,672             46,882,717.16             18.86
11.00...........................................             785             18,079,993.45              7.27
11.25...........................................             893             16,351,896.69              6.58
11.50...........................................             514              9,524,318.06              3.83
11.75...........................................             287              6,434,302.49              2.59
12.00...........................................             187              2,654,220.38              1.07
12.25...........................................             206              2,883,940.14              1.16
12.50...........................................              79                947,298.47              0.38
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.


- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Greenwich Capital Markets, Inc. and/or its affiliates may have positions in , and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request by calling the Greenwich Capital
Markets, Inc. Trading Desk at (203) 625-6160.

                       YEARS OF ORIGINATION OF CONTRACTS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
YEAR OF ORIGINATION                               AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
1995............................................           4,135        $   118,375,450.45            47.61%
1996............................................           5,033            130,268,066.00            52.39
                                                           -----       --------------------         -------
    Total.......................................           9,168        $   248,643,516.45           100.00%
                                                           -----       --------------------         -------
                                                           -----       --------------------         -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.

            DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES OF CONTRACTS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
ORIGINAL PRINCIPAL BALANCES OF CONTRACTS (1)      AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (2)
- ------------------------------------------------  -------------------  --------------------  ---------------------
$0 - 5,000......................................              13        $        52,945.87              0.02%
$5,001 - 7,500..................................             127                784,236.11              0.32
$7,501 - 10,000.................................             332              2,868,285.38              1.15
$10,001 - 12,500................................             391              4,355,037.13              1.75
$12,501 - 15,000................................             482              6,551,416.52              2.63
$15,001 - 17,500................................             429              6,902,612.89              2.78
$17,501 - 20,000................................             465              8,670,716.54              3.49
$20,001 - 22,500................................             793             16,767,946.20              6.74
$22,501 - 25,000................................             945             22,342,720.66              8.99
$25,001 - 27,500................................           1,051             27,412,713.89             11.02
$27,501 - 30,000................................             921             26,266,111.47             10.56
$30,001 - 32,500................................             762             23,679,556.63              9.52
$32,501 - 35,000................................             562             18,837,364.86              7.58
$35,001 - 40,000................................             734             27,227,685.92             10.95
$40,001 - 45,000................................             469             19,801,726.67              7.96
$45,001 - 50,000................................             317             14,990,523.05              6.03
$50,001 - 55,000................................             175              9,128,801.11              3.67
$55,001 - 60,000................................             126              7,198,136.30              2.89
$60,001 - 65,000................................              37              2,295,484.33              0.92
$65,001 - 70,000................................              25              1,646,741.26              0.66
$70,001 - 75,000................................              12                862,753.66              0.35
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- --------------------------
(1) The greatest original Contract principal balance is $73,717, which represents 0.030% of the outstanding principal balance of the Contracts as of the Cut-off Date.

(2) Entries may not add to 100.00% due to rounding.



- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Greenwich Capital Markets, Inc. and/or its affiliates may have positions in , and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request by calling the Greenwich Capital
Markets, Inc. Trading Desk at (203) 625-6160.

                          REMAINING MONTHS TO MATURITY

                                                                                               % OF CONTRACT POOL
                                                                                                 BY OUTSTANDING
                                                         NUMBER OF      AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                      CONTRACTS AS OF   BALANCE OUTSTANDING    AS OF CUT-OFF DATE
MONTHS REMAINING AS OF CUT-OFF DATE                    CUT-OFF DATE      AS OF CUT-OFF DATE            (1)
- ---------------------------------------------------  -----------------  --------------------  ---------------------
Less than or equal to 30...........................             13       $        48,275.93              0.02%
Greater than 31 and less than or equal to 60.......            238             2,101,477.52              0.85
Greater than 61 and less than or equal to 90.......            275             2,800,762.01              1.13
Greater than 91 and less than or equal to 120......            698            10,009,289.18              4.03
Greater than 121 and less than or equal to 150.....            268             4,437,348.60              1.78
Greater than 151 and less than or equal to 180.....          1,770            38,352,122.05             15.42
Greater than 181 and less than or equal to 210.....             11               244,901.02              0.10
Greater than 211 and less than or equal to 240.....          3,132            87,471,905.33             35.18
Greater than 241 and less than or equal to 270.....              5               140,343.91              0.06
Greater than 271 and less than or equal to 300.....          1,295            45,584,983.50             18.33
Greater than 301 and less than or equal to 360.....          1,463            57,452,107.40             23.11
                                                             -----      --------------------          -------
    Totals.........................................          9,168       $   248,643,516.45            100.00%
                                                             -----      --------------------          -------
                                                             -----      --------------------          -------

- --------------------------
(1) Entries may not add to 100.00% due to rounding.


- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Greenwich Capital Markets, Inc. and/or its affiliates may have positions in , and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request by calling the Greenwich Capital
Markets, Inc. Trading Desk at (203) 625-6160.

                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
           SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 1996-1


The defined terms used and not otherwise defined in the attached BankAmerica Manufactured Housing Contract, Series 1996-1 Computational Materials for Classes A-1, A-2, A-3, A-4, A-5, A-6, A-7, and B-1 Certificates of such Series 1996-1, shall have the meanings ascribed to them, as follows:

"CPR" a constant prepayment rate, is utilized to project prepayments, and is the rate at which, on an annual basis, the outstanding principal balance of contracts declines due to liquidations, unscheduled principal payments and repurchases.

"MHP" is known as the Manufactured Housing Prepayment curve and is the prepayment pricing convention for manufactured housing contracts. The basic curve is 100% MHP and equates to a ramped CPR which starts at 3.7% CPR in the first month after origination and rises 0.1% CPR monthly to 6.0% CPR in month 24, and remains at 6.0% CPR beyond month 24. 170% MHP represents the factor by which each monthly CPR is multiplied in order to arrive at the monthly CPR speed for a given pool. For example, the CPR rate in month 1 assuming
170% MHP is 3.7%*170%=6.29% CPR increasing by 0.17% CPR each month until the 24th month when it reaches 10.2% CPR. The CPR rate in month 1 assuming 200% MHP is 3.7%*200%=7.40% CPR, increasing by 0.20% CPR each month until the 24th month when it reaches 12.0% CPR.

"PRICE" are "flat prices" and are quoted as a percentage of par, with fractions expressed in 32nds.

"AVG LIFE" (Weighted Average Life) refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security is expected to be repaid to the investor. The weighted average life of a Certificate is determined by (i) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Certificate to the Stated Distribution Date, (ii) adding the results, and (iii) dividing the sum by the sum of the principal cash flow (which equals the initial principal balance in a scenario in the absence of losses) of such certificate.

"EXPECTED FINAL MATURITY" is the maturity date on which an investor is expected to receive the final distribution of principal.

"MOD DUR" (Modified Duration), is computed by calculating Macaulay Duration and dividing the result by (1+one half the yield to maturity). Modified Duration can be used to approximate the price volatility of a bond. For example, for a 100-basis point change in yield, a certificate with a Modified Duration of 6 would theoretically have its price change by approximately 6%. Macaulay Duration is a measure of the weighted average term-to-maturity of a bond's cash flows. The weights in this weighted average are the present value of each cash flow as a percent of all the bond's cash flows (i.e., the weights are the present value of each cash flow as a percent of the bond's price).

"WAM" (Weighted Average Maturity) is calculated as a weighted average of the remaining term to maturity of a pool's underlying manufactured home contracts, using the balance of each manufactured home contract as the weighting factor.

"WINDOW MNTHS" is the range, in months, during which the security is expected to receive principal distributions.

"*" in the decrement tables represents a pool factor which is less than 0.5 but greater than 0.

"EXCESS INTEREST" is the amount of interest collected on nondefaulted contracts during a collection period which exceeds the interest distribution due to the holders of the Certificates and the Monthly Servicing Fee for the related distribution date.

"FACTOR" is the fraction of principal outstanding as of the closing date.

- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Greenwich Capital Markets, Inc. and/or its affiliates may have positions in , and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request by calling the Greenwich Capital
Markets, Inc. Trading Desk at (203) 625-6160.